SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2013

ATRICURE, INC.

(Exact name of registrant as specified in charter)

Delaware	000-51470	34-1940305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6217 Centre Park Drive West Chester, OH	45069
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 755-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On December 19, 2013, AtriCure, Inc. (AtriCure or the “Company”), Niners Merger Sub, LLC, a Delaware limited liability company and a subsidiary of AtriCure (“Merger Sub”), Endoscopic Technologies, Inc., a Delaware corporation (“Estech”) and Fortis Advisors LLC, solely in its capacity as representative of the stockholders (“Representative”), entered into a Merger Agreement, dated as of December 19, 2013 (the “Merger Agreement”). Pursuant to the Merger Agreement, Estech will be merged with and into Merger Sub (the “Merger”), with Merger Sub surviving as a subsidiary of AtriCure. Capitalized terms used below but not defined herein shall have the respective meanings assigned thereto in the Merger Agreement.

The Merger Agreement requires AtriCure to make an up-front payment of $34 million payable in 2,125,913 shares of AtriCure common stock and up to $26 million in additional consideration based on the achievement of certain performance based milestones. In connection with the Merger, at the effective time of the Merger, (i) each outstanding share of Estech’s preferred stock, other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, shall be converted into the right to receive the applicable Preferred Per Share Merger Consideration (as defined in the Merger Agreement) without any interest thereon and (ii) each outstanding share of Estech’s common stock, other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive the Common Per Share Merger Consideration (as defined in the Merger Agreement and, collectively with the Preferred Per Share Merger Consideration, the “Merger Consideration”) without any interest thereon. Each option to purchase Estech’s common stock and all outstanding warrants that are outstanding and unexercised immediately prior to the effective time of the Merger will be cancelled and extinguished without any conversion thereof and no payment will be made with respect to such options or warrants.

Consummation of the Merger is subject to certain conditions, including, among others (i) approval of the Merger by Estech’s stockholders and (ii) the absence of any material adverse effect on Estech’s business. The Merger is not conditioned upon the receipt by AtriCure of financing and AtriCure stockholder approval is not required. In addition, each of the Company, Merger Sub and Estech have made representations and warranties in the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the contracting parties, including qualification by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to contractual standards of “materiality” and “material adverse effect” applicable to the contracting parties that differ from those applicable to investors or under applicable securities laws. Investors are not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants, or any descriptions thereof, as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 3.02.	Unregistered Sales of Equity Securities.

The information included in the second paragraph of Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. All of the above-referenced securities are being offered and sold pursuant to the exemption provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

On December 19, 2013, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward Looking Statements

The press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that address activities, events or developments that AtriCure expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance), other predictions of financial performance, launches by AtriCure of new products and market acceptance of AtriCure’s products. Forward-looking statements are based on AtriCure’s experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond AtriCure’s control. These risks and uncertainties include the rate and degree of market acceptance of AtriCure’s products, AtriCure’s ability to develop and market new and enhanced products, the timing of and ability to obtain and maintain regulatory clearances and approvals for its products, the timing of and ability to obtain reimbursement of procedures utilizing AtriCure’s products, competition from existing and new products and procedures or AtriCure’s ability to effectively react to other risks and uncertainties described from time to time in AtriCure’s SEC filings, such as fluctuation of quarterly financial results, reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation and stock price volatility. AtriCure does not guarantee any forward-looking statement, and actual results may differ materially from those projected. AtriCure undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

No.	Description
2.1	Merger Agreement dated as of December 19, 2013 among Endoscopic Technologies, Inc., AtriCure, Inc., Niners Merger Sub, LLC and Fortis Advisors LLC, as Representative

99.1	Press Release dated December 19, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRICURE, INC.

Dated: December 19, 2013	By:	/s/ M. Andrew Wade
M. Andrew Wade
Vice President and Chief Financial Officer